SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                    Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) June 10, 2002


                                  PEOPLE'S BANK
                                  on behalf of
                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
             (Exact Name of Registrant as Specified in its Charter)


                                    Connecticut
                 (State or Other Jurisdiction of Incorporation)



    33-99506, 33-99508, 33-90012
   333-33269, 333-45785, 333-63989                      06-1213065
 (Commission File Number)                 (I.R.S. Employer Identification No.)



               850 Main Street, Bridgeport, Connecticut   06604
               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 338-7171
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




INDEX TO EXHIBITS

Exhibit
 No.     Document Description

20           Monthly Servicer's Certificate

Item 5.    Other Events.

           The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

                 20. Monthly Servicer's Certificate for People's Bank Credit Card Master Trust, 1997-2, 1998-1, 1999-1, 2002-1 VFC


                                          SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PEOPLE'S BANK



Dated: June 18, 2002               By: /s/Vincent J.Calabrese
                                         Vincent J.Calabrese
                                         First Vice President & Controller




                         MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                    For the June 10, 2002 Determination Date

                      For the May 2002 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997, (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is June 10, 2002, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 5(a) plus 5(b)) was equal to...$   363,912,580.72

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") was equal to...............$    30,079,714.66

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
    Principal Receivables") was equal to....................$   333,832,866.06

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...................$ 1,903,414,292.87

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                  "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
    Pooling and Servicing Agreement, is equal to............$   60,311,463.63

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th Day of June 2002.

PEOPLE'S BANK
Servicer

By : /s/Lisa A. Brooks
     Name:  Lisa A. Brooks
     Title: Vice President




                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-2

                    For the June 10, 2002 Determination Date

                      For the May 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   88,478,551.01

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-2 was equal
    to......................................................$     5,458,839.42

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-2 was equal to....$    83,019,711.59

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    82,661,382.56

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-2, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    77,202,543.14

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    77,202,543.14

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-2 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-2 on the next succeeding Transfer
    Date is equal to........................................$       357,514.92

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-2 on the Distribution Date in the current Monthly Period is equal to:

   Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        767,479.17
    Total..................................................$        767,479.17

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         67,134.38
    Total..................................................$         67,134.38

    Collateral Interest
    Payable in respect of principal........................$      6,369,209.81
    Payable in respect of interest.........................$         24,889.56
    Total..................................................$      6,394,099.37


 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1998-1

                    For the June 10, 2002 Determination Date

                      For the May 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   72,006,884.79

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1998-1 was equal
    to......................................................$    5,591,115.52

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1998-1 was equal to....$   66,415,769.27

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1998-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1998-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$   36,492,016.42

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1998-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    30,900,900.90

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    30,900,900.90

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1998-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1998-1 on the next succeeding Transfer
    Date is equal to........................................$       386,556.40

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1998-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        622,545.00
    Total..................................................$        622,545.00

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         53,955.00
    Total..................................................$         53,955.00

    Collateral Interest
    Payable in respect of principal........................$      2,317,567.57
    Payable in respect of interest.........................$         32,866.86
    Total..................................................$      2,350,434.43

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1999-1

                    For the June 10, 2002 Determination Date

                      For the May 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   69,772,482.84


    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1999-1 was equal
    to......................................................$    3,356,713.57

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1999-1 was equal to....$   66,415,769.27

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1999-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1999-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$   35,743,386.93

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1999-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    32,386,673.36

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$    32,386,673.36

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1999-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1999-1 on the next succeeding Transfer
    Date is equal to........................................$       206,878.96

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1999-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        659,945.00
    Total..................................................$        659,945.00

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         64,331.67
    Total..................................................$         64,331.67

    Collateral Interest
    Payable in respect of principal........................$      1,659 400.63
    Payable in respect of interest.........................$          1,582.15
    Total..................................................$      1,660,982.78

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.



                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

            People's Bank Credit Card Master Trust, Series 2002-1 VFC

                    For the June 10, 2002 Determination Date

                         For the May 2002 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   81,450,116.24


    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 2002-1 VFC was equal
    to......................................................$    6,732,375.81

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal Receivables") allocated to Series 2002-1 VFC was equal
    to......................................................$   74,717,740.43

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 2002-1 VFC with respect to Collections processed during the preceding Monthly Period, and applicable to Series 2002-1 VFC as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    6,732,375.81

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 2002-1 VFC, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 2002-1 VFC as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 2002-1 VFC on the next succeeding Transfer
    Date is equal to........................................$       474,261.56

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 2002-1 VFC on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        761,518.78
    Total..................................................$        761,518.78

    Class B Collateral Interest Holders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         71,183.75
    Total..................................................$         71,183.75

    Class C/D Collateral Interest Holders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         53,010.00
    Total..................................................$         53,010.00

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.






              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      57
Monthly Period Ended                                            May 31, 2002
Distribution Date                                              June 17, 2002
Determination Date                                             June 10, 2002
Number of Days in Period                                                  33

1.  Trust Activity Series 1997-2

    Beginning of Month - Aggregate Principal Receivables    2,010,563,875.00

    Principal Collections on the Receivables                  333,832,866.06

    Finance Charge Collections on the Receivables              30,079,714.66

    Receivables in Defaulted Accounts                          17,529,864.71

    End of Month - Aggregate Principal Receivables          1,903,414,292.87

    Investor Interest Series 1997-2                           474,523,160.76
    Investor Interest Series 1998-1                           393,047,297.29
    Investor Interest Series 1999-1                           379,000,000.00
    Investor Interest Series 2002-1 VFC                       450,000,000.00
    Seller Principal Receivables                              206,843,834.82

    Adjusted Investor Interest Series 1997-2                  262,023,160.77
     Class A Adjusted Investor Interest                       212,500,000.01
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       15,773,160.76

    Total Investor Percentage with respect to...
                           Finance Charges                       13.7659553%
                           Charged-Off Accounts                  13.7659553%
                           Principal Receivables                 26.2685849%


    Class A Percentage with respect to...
                           Finance Charges                       11.1641486%
                           Charged-Off Accounts                  11.1641486%
                           Principal Receivables                 22.3282972%

    Class B Percentage with respect to...
                           Finance Charges                        1.7731295%
                           Charged-Off Accounts                   1.7731295%
                           Principal Receivables                  1.7731295%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        0.8286772%
                           Charged-Off Accounts                   0.8286772%
                           Principal Receivables                  2.1671583%

    Seller Percentage with respect to...
                           Finance Charges                       10.8669897%
                           Charged-Off Accounts                  10.8669897%
                           Principal Receivables                  8.0599528%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                4,622,642.87

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                383,739.58
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                383,739.58
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               472,222.22
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             2,470,349.27
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    912,592.21

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  504,928.19

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 67,134.38
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               294,262.19
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     87,281.62

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               331,268.36

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                36,903.95
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  294,364.41

    Total Excess Spread                                         1,294,238.24

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest          24,889.56
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       193,056.67
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                       108,176.43
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement       27,910.95
    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                        940,204.63
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  2.35%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   85,977,379.72
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              85,977,379.72

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                70,833,333.33

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)              6,369,209.81

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                 8,774,836.58

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       767,479.17
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.81

    Total Distribution to Class B Investors                        67,134.38
    Total Distribution to Class B Investors per $1,000
     Invested                                                           1.99

    Total Distribution to Collateral Interest Holders           6,394,099.37
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                  155.01

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account             212,499,999.99
   Deposits into Principal Funding Account                     70,833,333.33
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                283,333,333.32

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                          272,353.42
   Principal Funding Investment Shortfall                         111,386.16

   Beginning Balance of Reserve Account                         2,125,000.00
   Available Reserve Account Amount                             2,125,000.00
   Reserve Account Funding Date                             October 12, 2001
   Required Reserve Account Amount                              2,125,000.00
   Reserve Account Investment Proceeds                              3,209.73
   Deposit from Excess Spread into Reserve Account                108,176.43
   Reserve Account Draws                                          111,386.16
   Ending Balance of Reserve Account                            2,125,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        1.97000%
    Class A Cap Rate                                               10.13000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                       383,739.58
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                        272,353.42
    Principal Funding Investment Shortfall                       111,386.16
    Reserve Account Draws                                        111,386.16

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            383,739.58
    Class A Monthly Interest                                     767,479.17

    Expected Class A Principal                               283,333,333.35
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          767,479.17
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.81

    Class B Certificate Rate                                        2.17000%
    Class B Cap Rate                                               10.33000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             67,134.38
    Class B Monthly Interest                                      67,134.38

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           67,134.38
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               1.99

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  834,613.55

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.82

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              480,892,370.57

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                 70,833,333.33
    Controlled Deposit Amount                                 70,833,333.33
    Controlled Accumulation Amount                            70,833,333.33
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         425,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables                8,774,836.58
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 474,523,160.76

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.9490463

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      283,333,333.34
   Beginning  Class B Investor Interest                       33,750,000.00
   Beginning Collateral Investor Interest                     22,142,370.57

   Class A Monthly Servicing Fee                                 472,222.22
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      36,903.95

   Total Monthly Servicing  Fee                                  565,376.17

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             22,142,370.57

    Required Collateral Interest Amount                       15,773,160.76
    Collateral Interest Surplus                                6,369,209.81
    Collateral  Monthly Interest                                  24,889.56
    Collateral Monthly Principal                               6,369,209.81
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                             154.41
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               0.60
    Ending Collateral Interest                                15,773,160.76

    Collateral Default Amount this period                        193,056.67
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           15,773,160.76
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  3.32%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            66,378,239.91
                           Percent Dollars                             3.49%
                           Number of Accts                           18,370
                           Percent Number of Accts                     0.80%

    30-59 days past due    Dollars                            24,863,653.39
                           Percent Dollars                             1.31%
                           Number of Accts                            5,189
                           Percent Number of Accts                     0.23%

    60-89 days past due    Dollars                            21,658,043.67
                           Percent Dollars                             1.14%
                           Number of Accts                            4,061
                           Percent Number of Accts                     0.18%

    90-119 days past due   Dollars                            18,989,081.87
                           Percent Dollars                             1.00%
                           Number of Accts                            3,383
                           Percent Number of Accts                     0.15%

    120-149 days past due  Dollars                            16,717,281.87
                           Percent Dollars                             0.88%
                           Number of Accts                            2,870
                           Percent Number of Accts                     0.13%

    150+ days past due     Dollars                            16,501,275.37
                           Percent Dollars                             0.87%
                           Number of Accts                            2,694
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                            18.91%

    Percentage on Defaulted Accounts                       10.46%

    Portfolio Yield (net of losses)                         8.45%

    Base Rate                                               3.95%

    Excess of Portfolio over Base Rate                      4.50%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               77,908
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                              94
    Ending Number of Accounts                                     2,283,637


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1998-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      50
Monthly Period Ended                                            May 31, 2002
Distribution Date                                              June 17, 2002
Determination Date                                             June 10, 2002
Number of Days in Period                                                  33

1.  Trust Activity Series 1998-1

    Beginning of Month - Aggregate Principal Receivables   2,010,563,875.00

    Principal Collections on the Receivables                  333,832,866.06

    Finance Charge Collections on the Receivables              30,079,714.66

    Receivables in Defaulted Accounts                          17,529,864.71

    End of Month - Aggregate Principal Receivables          1,903,414,292.87

    Investor Interest Series 1997-2                           474,523,160.76
    Investor Interest Series 1998-1                           393,047,297.29
    Investor Interest Series 1999-1                           379,000,000.00
    Investor Interest Series 2002-1 VFC                       450,000,000.00
    Seller Principal Receivables                              206,843,834.82

    Adjusted Investor Interest Series 1998-1                  335,880,630.63
     Class A Adjusted Investor Interest                       285,833,333.34
     Class B Investor Interest                                 27,000,000.00
     Collateral Interest                                       23,047,297.29

    Total Investor Percentage with respect to...
                           Finance Charges                       17.6462177%
                           Charged-Off Accounts                  17.6462177%
                           Principal Receivables                 21.0148679%


    Class A Percentage with respect to...
                           Finance Charges                       15.0168744%
                           Charged-Off Accounts                  15.0168744%
                           Principal Receivables                 18.0202493%

    Class B Percentage with respect to...
                           Finance Charges                        1.4185036%
                           Charged-Off Accounts                   1.4185036%
                           Principal Receivables                  1.4185036%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.2108398%
                           Charged-Off Accounts                   1.2108398%
                           Principal Receivables                  1.5761151%

    Seller Percentage with respect to...
                           Finance Charges                       10.8669897%
                           Charged-Off Accounts                  10.8669897%
                           Principal Receivables                  8.0599528%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                4,807,693.41

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                518,787.50
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                103,757.50
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               524,027.78
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             2,741,361.12
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    919,759.52

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  403,942.55

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 53,955.00
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                45,000.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               235,409.75
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     69,577.80

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               379,479.56

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                42,274.77
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  337,204.79

    Total Excess Spread                                         1,326,542.11

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest          32,866.86
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       221,153.21
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                        34,455.35
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement      530,924.35
    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                        507,142.34
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  1.54%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   69,613,693.35
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              69,613,693.35

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                28,583,333.33

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)              2,317,567.57

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                38,712,792.45

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       622,545.00
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.82

    Total Distribution to Class B Investors                        53,955.00
    Total Distribution to Class B Investors per $1,000
     Invested                                                           2.00

    Total Distribution to Collateral Interest Holders           2,350,434.43
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                   78.35

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account              57,166,666.66
   Deposits into Principal Funding Account                     28,583,333.33
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                 85,749,999.99

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                           66,709.90
   Principal Funding Investment Shortfall                          37,047.60

   Beginning Balance of Reserve Account                         1,715,000.00
   Available Reserve Account Amount                             1,715,000.00
   Reserve Account Funding Date                             October 12, 2001
   Required Reserve Account Amount                              1,715,000.00
   Reserve Account Investment Proceeds                              2,592.25
   Deposit from Excess Spread into Reserve Account                 34,455.35
   Reserve Account Draws                                           37,047.60
   Ending Balance of Reserve Account                            1,715,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        1.98000%
    Class A Cap Rate                                                9.14000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                       103,757.50
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                         66,709.90
    Principal Funding Investment Shortfall                        37,047.60
    Reserve Account Draws                                         37,047.60

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            518,787.50
    Class A Monthly Interest                                     622,545.00

    Expected Class A Principal                               257,250,000.01
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          622,545.00
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.82

    Class B Certificate Rate                                        2.18000%
    Class B Cap Rate                                                9.34000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             53,955.00
    Class B Monthly Interest                                      53,955.00

    Expected Class B Principal                                27,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           53,955.00
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               2.00

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  676,500.00

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.83

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              395,364,864.86

    Beginning Class A Investor Interest                      343,000,000.00
    Class A Monthly Principal                                 28,583,333.33
    Controlled Deposit Amount                                 28,583,333.33
    Controlled Accumulation Amount                            28,583,333.33
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         343,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       27,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          27,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               38,712,792.45
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 393,047,297.29

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.9826182

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      314,416,666.67
   Beginning  Class B Investor Interest                       27,000,000.00
   Beginning Collateral Investor Interest                     25,364,864.86

   Class A Monthly Servicing Fee                                 524,027.78
   Class B Monthly Servicing Fee                                  45,000.00
   Collateral Interest Monthly Servicing Fee                      42,274.77

   Total Monthly Servicing  Fee                                  611,302.55

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             25,364,864.86

    Required Collateral Interest Amount                       23,047,297.29
    Collateral Interest Surplus                                2,317,567.57
    Collateral  Monthly Interest                                  32,866.86
    Collateral Monthly Principal                               2,317,567.57
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                              77.25
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               1.10
    Ending Collateral Interest                                23,047,297.29

    Collateral Default Amount this period                        221,153.21
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           23,047,297.29
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  5.86%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            66,378,239.91
                           Percent Dollars                             3.49%
                           Number of Accts                           18,370
                           Percent Number of Accts                     0.80%

    30-59 days past due    Dollars                            24,863,653.39
                           Percent Dollars                             1.31%
                           Number of Accts                            5,189
                           Percent Number of Accts                     0.23%

    60-89 days past due    Dollars                            21,658,043.67
                           Percent Dollars                             1.14%
                           Number of Accts                            4,061
                           Percent Number of Accts                     0.18%

    90-119 days past due   Dollars                            18,989,081.87
                           Percent Dollars                             1.00%
                           Number of Accts                            3,383
                           Percent Number of Accts                     0.15%

    120-149 days past due  Dollars                            16,717,281.87
                           Percent Dollars                             0.88%
                           Number of Accts                            2,870
                           Percent Number of Accts                     0.13%

    150+ days past due     Dollars                            16,501,275.37
                           Percent Dollars                             0.87%
                           Number of Accts                            2,694
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                              18.27%

    Percentage on Defaulted Accounts                         10.46%

    Portfolio Yield (net of losses)                           7.81%

    Base Rate                                                 3.96%

    Excess of Portfolio over Base Rate                        3.85%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               77,908
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                              94
    Ending Number of Accounts                                     2,283,637



              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      33
Monthly Period Ended                                            May 31, 2002
Distribution Date                                              June 17, 2002
Determination Date                                             June 10, 2002
Number of Days in Period                                                  33

1.  Trust Activity Series 1999-1

    Beginning of Month - Aggregate Principal Receivables   2,010,563,875.00

    Principal Collections on the Receivables                  333,832,866.06

    Finance Charge Collections on the Receivables              30,079,714.66

    Receivables in Defaulted Accounts                          17,529,864.71

    End of Month - Aggregate Principal Receivables          1,903,414,292.87

    Investor Interest Series 1997-2                           474,523,160.76
    Investor Interest Series 1998-1                           393,047,297.29
    Investor Interest Series 1999-1                           379,000,000.00
    Investor Interest Series 2002-1 VFC                       450,000,000.00
    Seller Principal Receivables                              206,843,834.82

    Adjusted Investor Interest Series 1999-1                  163,909,090.89
     Class A Adjusted Investor Interest                       122,909,090.89
     Class B Investor Interest                                 29,000,000.00
     Collateral Interest                                       12,000,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                        8.6113197%
                           Charged-Off Accounts                   8.6113197%
                           Principal Receivables                 21.0148679%


    Class A Percentage with respect to...
                           Finance Charges                        6.4572958%
                           Charged-Off Accounts                   6.4572958%
                           Principal Receivables                 17.7575634%

    Class B Percentage with respect to...
                           Finance Charges                        1.5235779%
                           Charged-Off Accounts                   1.5235779%
                           Principal Receivables                  1.5235779%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        0.6304460%
                           Charged-Off Accounts                   0.6304460%
                           Principal Receivables                  1.7337266%
    Seller Percentage with respect to...
                           Finance Charges                       10.8669897%
                           Charged-Off Accounts                  10.8669897%
                           Principal Receivables                  8.0599528%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                2,718,493.31

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                239,980.00
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                419,965.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               256,060.61
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             1,339,536.98
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    462,950.72

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  433,864.22

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                 64,331.67
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                48,333.33
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               252,847.51
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     68,351.71

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               204,356.04

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                22,765.67
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  181,590.37

    Total Excess Spread                                           712,892.79

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00
    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
       Unpaid unreimbursed reductions to Class B Investor Interest
        from prior periods                                              0.00

    Excess Spread used to pay Collateral Monthly Interest           1,582.15
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       119,094.67
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                       113,496.14
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                        478,719.83
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  1.51%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap Rate (other than Class A Excess Interest)                    0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00
    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   68,127,248.43
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              68,127,248.43

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                30,727,272.73

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)              1,659,400.63

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                35,740,575.07

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       659,945.00
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.95

    Total Distribution to Class B Investors                        64,331.67
    Total Distribution to Class B Investors per $1,000
     Invested                                                           2.22

    Total Distribution to Collateral Interest Holders           1,660,982.78
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                   50.33

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account             215,090,909.11
   Deposits into Principal Funding Account                     30,727,272.73
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                245,818,181.84

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                          303,916.94
   Principal Funding Investment Shortfall                         116,048.06

   Beginning Balance of Reserve Account                         1,690,000.00
   Available Reserve Account Amount                             1,690,000.00
   Reserve Account Funding Date                              August 14, 2001
   Required Reserve Account Amount                              1,690,000.00
   Reserve Account Investment Proceeds                              2,551.92
   Deposit from Excess Spread into Reserve Account                113,496.14
   Reserve Account Draws                                          116,048.06
   Ending Balance of Reserve Account                            1,690,000.00
   Percent Reserve Account to Total Initial Class A Interest            0.50%
   Percent Required Reserve Account to Total Initial Class A Interest   0.50%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        2.13000%
    Class A Cap Rate                                               10.29000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                       419,965.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                        303,916.94
    Principal Funding Investment Shortfall                       116,048.06
    Reserve Account Draws                                        116,048.06

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                            239,980.00
    Class A Monthly Interest                                     659,945.00

    Expected Class A Principal                               153,636,363.66
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          659,945.00
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.95

    Class B Certificate Rate                                        2.42000%
    Class B Cap Rate                                               10.58000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                             64,331.67
    Class B Monthly Interest                                      64,331.67

    Expected Class B Principal                                29,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                           64,331.67
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               2.22

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  724,276.67

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                1.97

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              380,659,400.63

    Beginning Class A Investor Interest                      338,000,000.00
    Class A Monthly Principal                                 30,727,272.73
    Controlled Deposit Amount                                 30,727,272.73
    Controlled Accumulation Amount                            30,727,272.73
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         338,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       29,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          29,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               35,740,575.07
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 379,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  0.9475000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      153,636,363.62
   Beginning  Class B Investor Interest                       29,000,000.00
   Beginning Collateral Investor Interest                     13,659,400.63

   Class A Monthly Servicing Fee                                 256,060.61
   Class B Monthly Servicing Fee                                  48,333.33
   Collateral Interest Monthly Servicing Fee                      22,765.67

   Total Monthly Servicing  Fee                                  327,159.61

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             13,659,400.63

    Required Collateral Interest Amount                       12,000,000.00
    Collateral Interest Surplus                                1,659,400.63
    Collateral  Monthly Interest                                   1,582.15
    Collateral Monthly Principal                               1,659,400.63
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                              50.28
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               0.05
    Ending Collateral Interest                                12,000,000.00

    Collateral Default Amount this period                        119,094.67
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           12,000,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  3.17%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            66,378,239.91
                           Percent Dollars                             3.49%
                           Number of Accts                           18,370
                           Percent Number of Accts                     0.80%

    30-59 days past due    Dollars                            24,863,653.39
                           Percent Dollars                             1.31%
                           Number of Accts                            5,189
                           Percent Number of Accts                     0.23%

    60-89 days past due    Dollars                            21,658,043.67
                           Percent Dollars                             1.14%
                           Number of Accts                            4,061
                           Percent Number of Accts                     0.18%

    90-119 days past due   Dollars                            18,989,081.87
                           Percent Dollars                             1.00%
                           Number of Accts                            3,383
                           Percent Number of Accts                     0.15%

    120-149 days past due  Dollars                            16,717,281.87
                           Percent Dollars                             0.88%
                           Number of Accts                            2,870
                           Percent Number of Accts                     0.13%

    150+ days past due     Dollars                            16,501,275.37
                           Percent Dollars                             0.87%
                           Number of Accts                            2,694
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                              19.28%

    Percentage on Defaulted Accounts                         10.46%

    Portfolio Yield (net of losses)                           8.81%

    Base Rate                                                 4.08%

    Excess of Portfolio over Base Rate                        4.73%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               77,908
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                              94
    Ending Number of Accounts                                     2,283,637


         PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 2002-1 VFC
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       2
Monthly Period Ended                                            May 31, 2002
Distribution Date                                              June 17, 2002
Determination Date                                             June 10, 2002
Number of Days in Period                                                  31

1.  Trust Activity Series 2002-1 VFC

    Beginning of Month - Aggregate Principal Receivables   2,010,563,875.00

    Principal Collections on the Receivables                  333,832,866.06

    Finance Charge Collections on the Receivables              30,079,714.66

    Receivables in Defaulted Accounts                          17,529,864.71

    End of Month - Aggregate Principal Receivables          1,903,414,292.87

    Investor Interest Series 1997-2                           474,523,160.76
    Investor Interest Series 1998-1                           393,047,297.29
    Investor Interest Series 1999-1                           379,000,000.00
    Investor Interest Series 2002-1 VFC                       450,000,000.00
    Seller Principal Receivables                              206,843,834.82

    Adjusted Investor Interest Series 2002-1                  450,000,000.00
     Class A Investor Interest                                391,500,000.00
     Class B Investor Interest                                 24,750,000.00
     Class C/D Interest                                        33,750,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       23.6417264%
                           Charged-Off Accounts                  23.6417264%
                           Principal Receivables                 23.6417264%


    Class A Percentage with respect to...
                           Finance Charges                       20.5683020%
                           Charged-Off Accounts                  20.5683020%
                           Principal Receivables                 20.5683020%

    Class B Percentage with respect to...
                           Finance Charges                        1.3002950%
                           Charged-Off Accounts                   1.3002950%
                           Principal Receivables                  1.3002950%

    Class C/D Interest Percentage with respect to...
                           Finance Charges                        1.7731295%
                           Charged-Off Accounts                   1.7731295%
                           Principal Receivables                  1.7731295%

    Seller Percentage with respect to...
                           Finance Charges                       10.8669897%
                           Charged-Off Accounts                  10.8669897%
                           Principal Receivables                  8.0599528%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                5,857,166.95

    Class A Monthly Interest                                      761,518.78
     Unpaid Class A Monthly Interest                                    0.00

    Class A Rated Additional Amount                                     0.00
     Unpaid Class A Rated Additional Amount                             0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               652,500.00
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             3,413,441.43
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                  1,029,706.74

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  370,280.67

    Class B Monthly Interest (plus accrued and unpaid)
    (See "Calculation of Certificate Interest" #4)                 71,183.75
     Unpaid Class B Monthly Interest                                    0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                41,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               215,792.27
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     42,054.65

    Class B Required Amount                                             0.00

    Class C/D Finance Charge Collections                          504,928.19

    Class C Monthly Interest (plus accrued and unpaid)             53,010.00
     Unpaid Class C Monthly Interest                                    0.00

    Class C/D Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                56,250.00
     Unpaid Class C/D Interest Monthly Servicing Fee                    0.00

    Excess Spread from Class C/D Available Funds                  395,668.19

    Class C/D Required Amount                                           0.00

    Total Excess Spread                                         1,467,429.58

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Interest                                                  0.00
     Excess Spread used to satisfy remaining unpaid Class A Rated
      Additional Amount                                                 0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Interest                                                          0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Excess Spread used to satisfy unreimbursed reductions to Class
      B Investor Interest from prior periods
     Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy Class C/D Required Amount             0.00
     Excess Spread used to satisfy remaining unpaid Class C/D
      Monthly Interest                                                  0.00
     Excess Spread used to satisfy remaining unpaid Class C/D
      Monthly Servicing Fee                                             0.00
     Remaining Class C/D Amount                                         0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Interest                                                  0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Rated Additional Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reserve Account used to satisfy remaining Class A Required Amount   0.00
     Reserve Account used to satisfy remaining unpaid Class A           0.00
      Monthly Interest
     Reserve Account used to satisfy remaining unpaid Class A Rated
      Additional Amount                                                 0.00
     Reserve Account used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Reserve Account used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Reserve Account used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Class C/D Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class C/D Principal Collections used to satisfy
        remaining unpaid Class A Rated Additional Amount                0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class C/D Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Interest                        0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Rated Additional Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Interest                                         0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Shared Finance Charge Collections used to reimburse reductions
       to Class B Investor Interest from prior periods                  0.00
      Remaining Class B Required Amount                                 0.00

    Reserve Account used to satisfy remaining Class B Required Amount   0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Monthly Interest                                                  0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Monthly Servicing Fee                                             0.00
     Reserve Account used to satisfy remaining unpaid Class B
      Investor Default Amount                                           0.00
     Reserve Account used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Reallocated Class C/D Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Class C/D Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Class C/D Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Class C/D Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Reallocated Class C/D Investor Interest used to satisfy unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy Class C/D Investor
     Default Amount                                               294,262.19
      Remaining C/D Investor Default Amount                             0.00

    Excess Spread used to satisfy unreimbursed reductions to the
     Class C/D Collateral Interest from prior periods                   0.00
      Remaining unreimbursed reductions to Class C/D Collateral
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy Class A Unrated Additional Amounts    0.00
    Remaining Class A Unrated Additional Amount                         0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00
    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,173,167.39
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.13%

    Shared Finance Charges used to satisfy remaining Class C/D
     Amount                                                             0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Monthly Interest                                         0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Monthly Servicing Fee                                    0.00
    Shared Finance Charges used to satisfy remaining unpaid
     Class C/D Investor Default Amount                                  0.00
    Shared Finance Charges used to satisfy remaining unreimbursed
     Class C/D Investor Charge-offs                                     0.00
    Remaining Class C/D Amount                                          0.00

    Shared Finance Charge Collections paid to Holder of Exchangable
     Seller Certificate                                                 0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class C/D Charge-offs                           0.00
    Unpaid unreimbursed Class C/D Charge-offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   78,641,236.32
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              78,641,236.32
    Available Investor Principal Collections plus Draws plus
     Additional Funds from Seller for Optional Amortization    78,641,236.32

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Class C/D Interest Amount Activity" #8)                       0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                78,641,236.32

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                       761,518.78
    Total Distribution to Class A Investors per $1,000
     Invested                                                           1.95

    Total Distribution to Class B Investors                        71,183.75
    Total Distribution to Class B Investors per $1,000
     Invested                                                           2.88

    Total Distribution to Class C/D Interest Holders               53,010.00
    Total Distribution to Class C/D Interest Holders per
     $1,000 Invested                                                    1.57

3. Reserve Account

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Cap Percentage                                       0.00%
   Required Reserve Account Amount                                      0.00
   Retained Reserve Account Investment Proceeds                         0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Surplus returned to Seller                                           0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Investor Interest           0.00%
   Percent Required Reserve Account to Total Initial Investor Interest  0.00%

4.  Calculation of Certificate Interest

    Class A Monthly Interest                                      761,518.78

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Interest                                     761,518.78

    Total Class A Interest Distributable to Class A
     Certificateholders                                          761,518.78
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       1.95

    Class B Collateral Interest Rate                                   3.34%
    Class B Cap Rate                                                  10.00%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate on Deficiency Amount      0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Interest                                      71,183.75

    Total Class B Interest Distributable to Class B
     Certificateholders                                           71,183.75
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               2.88

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                  832,702.53

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                2.00

    Class C Interest Rate                                              6.84%

    Previous Month's Class C Deficiency Amount                         0.00

    Class C Interest at the Certificate Rate on Deficiency Amount      0.00

    Class C Investor Certificate Interest Shortfall                    0.00

    Class C Monthly Interest                                      53,010.00

    Total Class C Interest Distributable to Class C
     Certificateholders                                           53,010.00
    Total Class C Interest Distributable per $1,000 of
     Class C Original Investment                                       1.57

    Total Certificate Interest Distributable to Class A, B
     and C Certificateholders                                    885,712.53
    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A, B and C Certificateholders        1.97

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              450,000,000.00

    Beginning Class A Investor Interest                      391,500,000.00
    Class A Monthly Principal                                          0.00
    Controlled Amortization Amount                                     0.00
    Rapid or Partial Accumulation Amount                               0.00
    Optional Class A Amortization                                      0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         391,500,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Citi Portion of Class A Invested Interest                195,750,000.00
    ABN Portion of Class A Invested Interest                 195,750,000.00

    Beginning Class B Investor Interest                       24,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Net Cumulative Reallocated Class B Charge Offs                     0.00
    Optional Class B Amortization                                      0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00
    Ending Class B Investor Interest                          24,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               78,641,236.32

    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 450,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Investor Interest               391,500,000.00
   Beginning  Class B Investor Interest                       24,750,000.00
   Beginning C/D Investor Interest                            33,750,000.00

   Class A Monthly Servicing Fee                                 652,500.00
   Class B Monthly Servicing Fee                                  41,250.00
   Class C/D Monthly Servicing Fee                                56,250.00

   Total Monthly Servicing  Fee                                  750,000.00

8.  Class C/D Interest Amount Activity

    Beginning Class C/D                                       33,750,000.00
    Class C/D Monthly Principal                                        0.00
    Reallocated Class C/D Investor Interest this period                0.00
    Previously Reallocated Class C/D Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Net Cumulative Reallocated Charge Offs                             0.00
    Total Class C/D Monthly Principal Payable to Class C/D
     Certificates                                                      0.00
    Ending Class C/D Investor Interest                        33,750,000.00

    Class C/D Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00

    Ending Class C Investor Interest                           9,000,000.00
    Ending Class D Investor Interest                          24,750,000.00

    Class C/D Default Amount this period                         294,262.19
    Ratio of Class C/D Interest to Investor Interest                   7.50%

    Class C Default Amount this period                            78,469.92
    Ratio of Class C Interest to Investor Interest                     2.00%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-29 days past due     Dollars                            66,378,239.91
                           Percent Dollars                             3.49%
                           Number of Accts                           18,370
                           Percent Number of Accts                     0.80%

    30-59 days past due    Dollars                            24,863,653.39
                           Percent Dollars                             1.31%
                           Number of Accts                            5,189
                           Percent Number of Accts                     0.23%

    60-89 days past due    Dollars                            21,658,043.67
                           Percent Dollars                             1.14%
                           Number of Accts                            4,061
                           Percent Number of Accts                     0.18%

    90-119 days past due   Dollars                            18,989,081.87
                           Percent Dollars                             1.00%
                           Number of Accts                            3,383
                           Percent Number of Accts                     0.15%

    120-149 days past due  Dollars                            16,717,281.87
                           Percent Dollars                             0.88%
                           Number of Accts                            2,870
                           Percent Number of Accts                     0.13%

    150+ days past due     Dollars                            16,501,275.37
                           Percent Dollars                             0.87%
                           Number of Accts                            2,694
                           Percent Number of Accts                     0.12%

10. Base Rate Calculation

    Gross Yield                                              17.95%

    Percentage on Defaulted Accounts                         10.46%

    Portfolio Yield (net of losses)                           7.49%

    Base Rate                                                 4.29%

    Excess of Portfolio over Base Rate                        3.20%

    Portfolio Adjusted Yield                                  3.09%

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               77,908
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                              94
    Ending Number of Accounts                                     2,283,637

12. Financial Convenants

    Is People's Bank "adequately capitalized" as per the FDIC?            Y
    Ratio of loan loss reserves to non-performing loans (both
     accruing and non-accruing loans 90 days past-due)              300.26%
    Minimum consolidated tangible net worth of People's Bank
     and its subsidiaries                                       822,100,000